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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10K, into the Company's previously filed Registration Statement File No. 033-61529, Statement File No. 033-60505 and Statement File No. 333-51039.

/s/ ARTHUR ANDERSEN LLP
Kansas City, Missouri,
December 21, 1998